2010 4 TH QUARTER RESULTS FEBRUARY 14, 2011 Jeff Weaver – President and CEO Suzy Salls – Senior Vice President and CFO

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Safe Harbor Statement

When used in filings by SP Bancorp, Inc. (the “Company”) with the Securities and Exchange Commission
(the “SEC”), in the Company’s press releases or other public or shareholder communications, and in oral statements made with the approval of  an authorized executive officer, the words or phrases “will likely result,” “are expected to,” “will continue,” “is anticipated,” “estimate,” “project,” “intends” or similar expressions are intended to identify “forward-looking statements” within the meaning of the Private
Securities Litigation Reform Act of 1995. Such statements are subject to certain risks and uncertainties, including, among other things, changes in economic conditions, legislative changes, changes in policies by  regulatory agencies, fluctuations in interest rates, the risks of lending and investing activities, including changes in the level and direction of loan delinquencies and write-offs and changes in estimates of the adequacy of the allowance for loan losses, the Company’s ability to access cost-effective funding, fluctuations in real estate values and both residential and commercial real estate market conditions, demand for loans and deposits in the Company’s market area, competition, changes in management’s business strategies and other factors, that could cause actual results to differ materially from historical earnings and those presently anticipated or projected. The Company wishes to advise readers that the factors listed above could materially affect the Company’s financial performance and could cause the Company’s actual results for future periods to differ materially from any opinions or statements expressed with respect to future periods in any current statements.
The Company does not undertake –and specifically declines any obligation –to publicly release the result of any revisions which may be made to any forward-looking statements to reflect events or circumstances after the date of such statements or to reflect the occurrence of anticipated or unanticipated events.

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SPBC At A Glance
Publicly traded Savings Bank Holding Company
SharePlus Federal Bank
www.shareplus.com
$238.8 million in total assets
Headquartered in Plano, Texas
4 Locations in North Texas,
2 in Louisville, Ky. and  1 in Irvine, Ca.
1.725 million shares outstanding
12% Insider/ESOP Ownership
Price to Book Ratio of 50.4% at 12/31/10

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History
Founded in 1958 as Frito Employees Federal Credit Union
As a credit union, SharePlus eventually served the
employees of Frito-Lay, PepsiCo, YUM! Brands, as well as
employees of dozens of other companies.
Converted to Mutual Savings Bank in October 2004
Completed conversion and IPO in October 2010
Traded on NASDAQ for the first time on November 1
st
Community bank with Commercial, Mortgage, and
Consumer Banking businesses

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Management Overview
Jeffrey Weaver – President and CEO
Suzanne Salls – SVP and CFO
Jerald Sanders – SVP Commercial Lending
Gaye Rowland – SVP Mortgage Lending
Each with over 25 years experience in the Southwest with
national, regional, and local banks

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Simple and Focused Strategy
North Texas Community Bank focused on Mortgage,
Commercial, and Consumer banking and providing:
•
Customers - Broad array of products at competitive rates with outstanding personalized service
•
Investors – Provide long term shareholder value
•
Community - Good corporate citizen
Out national the locals and out local the nationals with
High Tech/High Touch delivery
We build relationships by providing exceptional service
through consistent execution

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Our Business Model
Comprehensive community banking services seamlessly
delivered through three integrated operating strategies:
Commercial –
focused on relationships with local small to medium
sized businesses.
Mortgage – Service leadership distinguishes the bank and provides fee income and quality earning assets
Consumer Banking – Focused on service and value propositions that drive low cost funding for the bank

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Dallas Ft. Worth Market Overview
The twelve county region is the nation's fourth most
populous metro area.
Continued in-migration of over 140,000 in 2009
6.2 million current area population expected to grow to 6.8
million by 2015 and 7.3 million by 2020*
Increased 35,600 jobs YTD through November 2010
Unemployment rate 8.6%
The Dallas-Fort Worth region’s high quality of life
and low cost of living serve as catalysts to continued
economic growth
*Source: Texas State Data Center Projections

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Strategic Priorities
Grow interest earning assets with specific emphasis
on business banking growth
Grow non-interest income across all business lines
Leverage expenses to drive efficiency ratios toward
industry norms
Maintain service excellence through growth cycles
Mitigate credit risk and expedite problem asset
resolution

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Commercial Banking Overview
Delivers a full array of commercial services to a
diversified group of companies with revenues of $1 -
$30 million
Primarily in the DFW Metroplex
Start Up business line in 2007
$31.8 million in loans outstanding as of 12/31/10
CRE, Retail, Office, Medical, C & I

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Retail Lending Overview
Key Value Proposition
Superior service quality with Relationship pricing
Multiple wholesale and retail business sources
Distribution
7 retail branches, Customer Care Center,  Internet, select
wholesale brokers
Key Products
Mortgages, Home Equity, Auto and Overdraft LOCs

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Retail Lending Overview, Contd.
$164.3 million outstanding at year end
$154 million of 1 – 4 family real estate
First and second liens, Home Equity, Home Improvement
$10.3 million of consumer loans
Auto, unsecured, OD protection LOC

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Consumer Banking
7 locations, Website, Customer Care Center, 8 ATMs
Serving over 18,000 personal and small business
accounts
$188 million in deposits
30% checking, 37% savings and MMDA, 33% CDs
$.613 million brokered CDARs - customer accommodation only
$24 million assets under management through
SharePlus Financial Services*
*Offered through relationship with UVEST Financial Services

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Consumer Banking Overview
Implemented In 2010 On the Horizon
Concierge Branch Concept Website Redesign
Full Function Image ATM Mobile banking
Business Remote Deposit Capture Consumer RDC
Enhanced Mystery Shop Program Social Media
Balance Alerts Online Banking and Bill Pay Upgrade
Transaction Alerts

15 Earnings Highlights Quarterly Net Income Increases 96.9% Net income for the three months ended: (Unaudited) 12/31/10 9/30/10 12/31/09 ( in ‘000’s) $319 $247 $162

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Earnings Highlights
Twelve Months Ended December 31,
2010 2009
(Unaudited)
(in ‘000’s, except per share amounts)
Net interest income 8,227 7,845
Noninterest income 2,908 2,371
Noninterest expense 8,847 8,674
Net income 524 493
Basic and diluted EPS (1) .15 N/A
(1) Calculated from the stock conversion completion date of October 29, 2010

17 17 Core Earnings Trend Pre-Tax/PreProvision "PTPP" Income Growth 0 500 1,000 1,500 2,000 2,500 2008 2009 2010 PTPP Income in '000s 17

18 18 Balance Sheet Highlights As of December 31, 2010 2009 (Unaudited) (in ‘000’s) Total assets 238,817 208,132 Loans, net 191,065 170,535 Deposits 188,244 172,591 Stockholders’ equity 32,104 17,262

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Financial Performance Ratios
December 31, 2010
Net interest margin 3.80%
NPAs/Total Assets 2.28%
Net charge-offs/Avg. loans .15%
ALLL/Total loans 1.11%
Tier 1 Core Capital 11.78%
Total Risk-based Capital 18.46%
Texas Ratio 15.00% *
* - Loans 90 days or greater past due plus repossessed assets/capital plus general reserves

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Asset Quality

Asset Quality Ratios
1.65%
2.75%
2.86%
1.90%
2.28%
0.14%
0.06%
0.29%
0.24%
0.15%
0.55%
1.19%
1.18%
1.12%
1.11%
0.00%
0.50%
1.00%
1.50%
2.00%
2.50%
3.00%
3.50%
Dec-09 Mar-10 Jun-10 Sep-10 Dec-10
NPA / Total Assets
NCOs / Avg Loans
ALLL / Total Loans

21 21 Net Interest Margin 21 Net Interest Margin 3.83% 3.65% 3.62% 3.83% 3.80% 3.50% 3.55% 3.60% 3.65% 3.70% 3.75% 3.80% 3.85% Dec-09 Mar-10 Jun-10 Sep-10 Dec-10 NIM

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Summary
Growing community bank in DFW market
Increasing core earnings
Strong capital position
Experienced management team
Manageable credit issues
Significant discount to book value
www.shareplus.com – SharePlus Federal Bank
http://investor.shareplus.com – SP Bancorp, Inc.